Liquidity	6 Months Ended
Jun. 30, 2021
Liquidity
Liquidity

Note 4 – Liquidity

For the six months ended June 30, 2021, the Company had a significant decrease for income from operations and net income, as well as had negative cash flows from its operations.

Note 4 – Liquidity (continued)

For its consumer product segment, the Company significantly cut its sales to supermarket customers because of long-aged accounts receivable from these supermarket customers. In addition, as a result of negative impact of COVID-19, the Company reduced its consumer product manufacturing activities in fiscal 2020. Meanwhile, the Electric Vehicle (the “EV”) segment is also experiencing delays of government rebate processing time and reduction of the amount of government rebates on eligible vehicles. During the year ended December 31, 2020, the Company established two subsidiaries to focus on developing and manufacturing of smart electric sanitation vehicles used in closed industrial park or residential communities. During the six months ended June 30, 2021, the Company had incurred approximately $6.4 million research and development costs on its smart electric sanitation vehicles designed to be used in industrial parks and residential communities.

In June 2021, the Company successfully completed an equity financing which resulted in net proceeds of $6.9 million. In addition, the Company obtained net proceeds of $9.1 million and $5.6 million from equity financings in November 2020 and September 2017, respectively. As a result, the Company had approximately $40.7 million cash on hand as of June 30, 2021. Although the Company maintains a positive working capital as of June 30, 2021, the future operations of the Company depend on whether or not the Company can successfully collect its accounts receivable and utilize its advances, as well as how the change of government policies affect its EV business.

The Company currently plans to fund its operations mainly through renewal of bank borrowings, additional equity financing and the continuing financial support by its shareholders and its affiliates controlled by its principal shareholder, if necessary, in the near future to ensure sufficient working capital. The Company has implemented a stricter policy on sales to supermarkets and less credible customers and continues to improve its collection efforts on accounts with outstanding balances. The Company is actively working with other customers and suppliers and expects to fully collect or utilize the rest of prepayment balance in 2021.

The Company is also working closely with the local government to speed up the collection process of the outstanding government rebate balance in 2021. The Company plans to fund the EV segment through additional private placement and continued support from the parent company even without timely receipt of government rebate. The principal shareholder of the Company, along with the affiliated entity, Forasen Group, has agreed to provide financial support to the Company whenever necessary.

Based on its current operating plan, management believes that the above-mentioned measures collectively will provide sufficient liquidity for the Company to meet its future liquidity and capital requirements for at least next twelve months from the date of this report.